UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 15, 2004

SKYWEST, INC.

(Exact name of registrant as specified in its charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

444 South River Road St. George, Utah		84790
(Address of principal executive offices)		(Zip Code)

(801) 634-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01—REGULATION FD DISCLOSURE

On November 15, 2004, SkyWest, Inc. (“SkyWest”) issued a press release announcing the signing of a long-term engine maintenance contract with Standard Aero.  The full text of SkyWest’s press release is furnished herewith as Exhibit 99.1.

The information in this Report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

In addition to historical information, this Report (including the attached exhibit) contains forward-looking statements.  SkyWest may, from time-to-time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass SkyWest’s beliefs, expectations, hopes or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely” and similar expressions identify forward-looking statements.  All forward-looking statements included in this Report are made as of the date hereof and are based on information available to SkyWest as of such date.  SkyWest assumes no obligation to update any forward-looking statement. Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: developments associated with fluctuations in the economy and the demand for air travel; bankruptcy proceedings involving United Airlines, Inc.; potential bankruptcy proceedings involving Delta Air Lines, Inc.; ongoing negotiations between SkyWest and its major partners regarding their contractual relationships; variations in market and economic conditions; employee relations and labor costs; rapidly escalating fuel costs; the degree and nature of competition; SkyWest’s ability to expand services in new and existing markets and to maintain profit margins in the face of pricing pressures; aircraft deliveries; SkyWest’s ability to obtain financing; and other unanticipated factors.  Risk factors, cautionary statements and other conditions which could cause actual results to differ from SkyWest’s current expectations are contained in SkyWest’s filings with the Securities and Exchange Commission, including the section of SkyWest’s Annual Report on Form 10-K, as amended, entitled “Factors That May Affect Future Results.”

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location
99.1	Press release dated November 15, 2004	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Date: November 15, 2004	By	/s/ Bradford R. Rich

Bradford R. Rich, Executive Vice President,
Chief Financial Officer and Treasurer